UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 3, 2004

Affiliated Computer Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	1-12665 (Commission File Number)	51-0310342 (IRS Employer Identification No.)

2828 North Haskell Avenue, Dallas, Texas (Address of principal executive offices)		75204 (Zip code)

Registrant’s telephone number including area code: (214) 841-6111

Not Applicable
(Former name or former address if changed from last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 9 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

     (c) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release dated February 3, 2004.

ITEM 9. REGULATION FD DISCLOSURE

     On February 3, 2004, Affiliated Computer Services, Inc. (“ACS”) announced that it intends to respond in a timely manner to a report issued by the Florida Agency for Workforce Innovation’s Office of the Inspector General on January 30, 2004 (the “Report”). A copy of the Company’s press release regarding the Report is published on the Company’s web site at http://www.acs-inc.com and is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the information disclosed pursuant to this Item 9 and the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.

		By:	/s/ WARREN EDWARDS Name: Warren D. Edwards Title: Executive Vice President and Chief Financial Officer

Date:	February 3, 2004

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Affiliated Computer Services, Inc. Press Release dated February 3, 2004

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